SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  March 9, 2023
Bankwell Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	001-36448	20-8251355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

258 Elm Street
New Canaan, Connecticut 06840
(203) 652-0166
(Address of Principal Executive Officers and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value per share	BWFG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Jeffrey R. Dunne was elected to the Board of Directors (the “Board”) of Bankwell Bank (the "Bank") as of March 9, 2023. The Board has determined that Mr. Dunne is an independent director under NASDAQ listing standards and the Bank's independence guidelines, as set forth in its Corporate Governance Guidelines (available on the Bank's website at https://investor.mybankwell.com/corporate-overview/documents/default.aspx).

Like the other non-employee members of the Board, Mr. Dunne will receive an annual director retainer of $30,000 for his service on the Board (prorated to reflect the date on which his service on the Board begins in 2023). Mr. Dunne will become a member of the Directors' Loan Committee.

Mr. Dunne is a Vice Chairman at CBRE, Inc. and oversees the New York Capital Markets team that sells income producing multi-family, office, retail and industrial assets. The team’s business is largely transacted in the New York Region, though the group also sells portfolios throughout the United States. Mr. Dunne is active in various charity and community organizations and sits on the Board of Trustees of the Wakeman Boys & Girls Club, the Real Estate Advisory Board at Pennsylvania State University’s Smeal School of Business and Bishop Caggiano’s Real Estate Board. In 2012, Mr. Dunne was honored by the March of Dimes, receiving its annual Real Estate Award and in 2013, he received the Edward S. Gordon Award. He is a graduate of Pennsylvania State University and holds an MBA from New York University. Mr. Dunne's financial acumen and experience and his community involvement and leadership skills provide our Board of Directors with knowledge and experience regarding the business and market area of the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKWELL FINANCIAL GROUP, INC.
Registrant

March 9, 2023	By: /s/ Courtney E. Sacchetti
Courtney E. Sacchetti
Executive Vice President
and Chief Financial Officer